UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2020

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On February 11, 2020, Worthington Industries, Inc. (the “Company”) announced a plan to consolidate its oil and gas equipment manufacturing operations in Wooster, Ohio into its existing manufacturing facility in Bremen, Ohio. The consolidation will enhance capacity utilization at the Bremen facility where the Company already manufactures similar oil and gas equipment. The closure of the Wooster facility is expected to be complete by May 31, 2020.

The Company is currently assessing restructuring charges associated with the consolidation and closure of the Wooster facility.  The Company expects to incur pre-tax restructuring charges in the range of $3.0 million to $5.0 million, the majority of which are expected to be severance costs to be accrued in the third and fourth quarters of the Company’s fiscal year ending May 31, 2020. The Company is also performing an impairment analysis over fixed assets, goodwill and other intangible assets and, as a result, expects to record a non-cash impairment charge in the range of $25.0 million to $35.0 million during its third quarter ending February 29, 2020.

The restructuring and impairment charges described above are preliminary estimates and actual amounts may be materially different from these estimates. The Company may also incur additional charges or future cash expenditures not currently contemplated due to events that may occur as a result of, or that are associated with, the Wooster facility closure.

Item 2.06.  Material Impairments.

Please see the discussion in “Item 2.05. Costs Associated with Exit or Disposal Activities.” of this Current Report on Fork 8-K, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on February 12, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: February 12, 2020	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Senior Vice President- Administration, General Counsel & Secretary